SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         Pharmaceutical HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-92161
                                    333-95805
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events


         King Pharmaceuticals, Inc. has announced a 4-for-3 stock split on its common stock payable to shareholders of record as July 3, 2001. King Pharmaceuticals will begin trading on a split adjusted basis on July 20, 2001. As of July 24, 2001, the share amount of King Pharmaceuticals, represented by a round-lot of 100 Pharmaceuticals HOLDRS, will be 4.25.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c)  Exhibits


              99.1 Pharmaceutical HOLDRS Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated January 23, 2001, which updated the original Prospectus dated January 30, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MERRILL LYNCH, PIERCE, FENNER &
                                                SMITH INCORPORATED




Date:  August 17, 2001                        By:    /s/ Stephen G. Bodurtha
                                                     -----------------------
                                              Name:  Stephen G. Bodurtha
                                              Title: Attorney-in-Fact



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                                  EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------


(99.1) Pharmaceutical HOLDRS(SM) Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated January 23, 2001.






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